                           HUDSON HOTELS CORPORATION
                                PROXY STATEMENT
                                     ERRATA

To Shareholders of Hudson Hotels Corporation:

    The following information was inadvertently omitted from the Proxy Statement of Hudson Hotels Corporation dated April 25, 1997, and should be considered in the context of the Proxy Statement as a whole:

    The List of Principal Shareholders set forth on pages 2-3 of the Proxy Statement omitted the following information:

                                                                                  AMOUNT AND NATURE
                               NAME AND ADDRESS                                     OF BENEFICIAL        PERCENT OF
                             OF BENEFICIAL OWNER                                      OWNERSHIP             CLASS
------------------------------------------------------------------------------  ----------------------  -------------
SB Motels Corp................................................................           370,657               7.74%
  Seven World Trade Center
  New York, NY 10048

    The List of Directors and Executive Officers of the Company set forth on page 5 of the Proxy Statement omitted John P. Buza, age 36, Director, who was first elected to the Board effective November 27, 1996.

                                          Respectfully submitted,

                                          ALAN S. LOCKWOOD
                                          SECRETARY

ASL/SJC